Exhibit 10.68
Boston Scientific Corporation
2003 Long-Term Incentive Plan
Deferred Stock Unit Award (Performance DSUs)
June 23, 2009
J. Raymond Elliott
PLEASE RETAIN FOR YOUR RECORDS

BOSTON SCIENTIFIC CORPORATION
DEFERRED STOCK UNIT AWARD
     This Agreement dated as of the 23rd of June, 2009 (the “Grant Date”) is by and between Boston Scientific Corporation, a Delaware corporation (the “Company”) and J. Raymond Elliott (the “Participant”), an employee of the Company or any of its affiliates or subsidiaries. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Company’s Long-Term Incentive Plan set forth on the Signature Page of this Agreement (the “Plan”).
     1. Grant of Award. The Company hereby awards to the Participant 1,250,000 shares of Performance Deferred Stock Units (“Performance DSUs”), as set forth on the signature page of this Agreement (the “Award”), each Performance DSU representing the Company’s commitment to issue to Participant one share of the Company’s common stock, par value $.01 per share (the “Stock”), subject to certain eligibility and other conditions set forth herein. The Award is granted pursuant to and is subject to the terms and conditions of this Agreement and the provisions of the Plan.
     2. Eligibility Conditions upon Award of Units. The Participant hereby acknowledges and agrees that the Performance DSUs awarded hereunder are subject to certain eligibility and other conditions set forth herein and in the Plan.
     3. Satisfaction of Performance-Based Eligibility Conditions. The Performance DSUs will be earned and settled in shares of Stock in 250,000 increments on each of the dates (occurring prior to December 31, 2012) on which, while the Participant remains employed by the Company, the Stock’s average closing price for any ten consecutive trading days equals or exceeds $20.00, $22.50, $25.00, $27.50 and $30.00. In applying the foregoing trading price thresholds, the relevant Performance DSUs will be earned and settled only on the first occasion on which the corresponding ten-day price target is attained, but if a higher price target is attained before one or more lower price targets have been attained, not only the Performance DSUs corresponding to such higher target, but also those corresponding to such previously unattained lower targets, shall be earned and settled. (By way of illustration, but not limitation, if as of a given date the Stock’s average closing price for the previous ten consecutive trading days equals $27.50 without the $20.00, $22.50 or $25.00 targets previously having been attained, one million Performance DSUs will be earned and settled as of such date). No shares of Stock shall otherwise be issued to Participant prior to the date on which the Performance DSUs are earned.
     4. Participant’s Rights in Stock. The shares of Stock if and when issued hereunder shall be registered in the name of the Participant and evidenced in the manner as the Company may determine. During the period prior to the issuance of Stock, the

Participant will have no rights of a stockholder of the Company with respect to the Stock, including no right to receive dividends or vote the shares of Stock.
     5. Termination of Employment — Eligibility Conditions. If the employment of the Participant with the Company and its affiliates or subsidiaries is terminated or Participant separates from the Company and its affiliates or subsidiaries for any reason prior to the dates on which the price targets are attained as set forth in Section 3 above, any outstanding unearned Performance DSUs that remain subject to eligibility conditions shall be void and no Stock shall be issued with respect thereto. Any Performance DSUs that have not been earned by December 31, 2012 shall be forfeited.
     6. Consideration for Stock. The shares of Stock are intended to be issued for no cash consideration.
     7. Delivery of Stock. The Company shall not be obligated to deliver any shares of Stock to be awarded hereunder until (i) all federal and state laws and regulations as the Company may deem applicable have been complied with; (ii) the shares have been listed or authorized for listing upon official notice to the New York Stock Exchange, Inc. or have otherwise been accorded trading privileges; and (iii) all other legal matters in connection with the issuance and delivery of the shares have been approved by the Company’s legal department.
     8. Tax Withholding. The Participant shall be responsible for the payment of any taxes of any kind required by any national or local law to be paid with respect to the Performance DSUs or the shares of Stock to be awarded hereunder, including, without limitation, the payment of any applicable withholding, income, social and similar taxes or obligations. Except as otherwise provided in this Section, upon the issuance of Stock or the satisfaction of any eligibility condition with respect to the Stock to be issued hereunder, the Company shall hold back from the total number of shares of Stock to be delivered to the Participant, and shall cause to be transferred to the Company, whole shares of Stock having a Fair Market Value on the date the shares are subject to issuance an amount as nearly as possible equal to (rounded to the next whole share) the Company’s withholding, income, social and similar tax obligations with respect to the Stock. To the extent of the Fair Market Value of the withheld shares, Participant shall be deemed to have satisfied Participant’s responsibility under this Section 8 to pay these obligations. The Participant shall satisfy Participant’s responsibility to pay any other withholding, income, social or similar tax obligations with respect to the Stock, and (subject to such rules as the Executive Compensation and Human Resources Committee of the Board of Directors (the “Committee”) may prescribe) may satisfy Participant’s responsibility to pay the tax obligations described in the immediately preceding sentence, by so indicating to the Company in writing at least thirty (30) days prior to the date the shares of Stock are subject to issuance and paying the amount of these tax obligations in cash to the Company within ten (10) business days following the date the Performance DSUs vest or by making other arrangements satisfactory to the Committee for payment of these obligations. In no event shall whole shares be withheld by or delivered to the Company in satisfaction of tax withholding requirements in excess of the maximum statutory tax withholding required by law. The Participant agrees to indemnify the Company against any and all liabilities, damages, costs and expenses that the Company may hereafter incur, suffer or be required to pay with respect to the payment or withholding of any taxes. The obligations of the Company under this Agreement and the Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.
     9. Investment Intent. The Participant acknowledges that the acquisition of the Stock to be issued hereunder is for investment purposes without a view to distribution thereof.
     10. Limits on Transferability. Until the eligibility conditions of this Award have been satisfied and shares of Stock have been issued in accordance with the terms of this Agreement or by action of the Committee, the Performance DSUs awarded hereunder are not transferable and shall not be sold, transferred, assigned, pledged, gifted, hypothecated or otherwise disposed of or encumbered by the Participant. Transfers of shares of Stock by the Participant are subject to the Company’s Stock Trading Policy.
     11. Award Subject to the Plan. The Award made hereunder is subject to the terms and conditions of this Agreement and the Plan, and the Participant agrees to be bound by the terms and conditions of the Agreement and the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. This Agreement may contain terms and provisions established by the Committee specifically for the Award described herein. In all other instances, in the event of a conflict between any term or provision contained in this Agreement and a term or provision of the Plan, the applicable terms and conditions of the Plan shall govern. However, no amendment of the Plan after the date hereof may adversely alter the rights of the Participant under this Agreement without the consent of the Participant.
     12. No Rights to Continued Employment. The Company’s intent to grant the shares of Stock hereunder shall not confer upon the Participant any right to continued employment or other association with the Company or any of its affiliates or subsidiaries; and this Award shall not be construed in any way to limit the right of the Company or any of its subsidiaries or affiliates to terminate the employment or other association of the Participant with the Company or to change the terms of such employment or association at any time.
     13. Legal Notices. Any legal notice necessary under this Agreement shall be addressed to the Company in care of its General Counsel at the principal executive offices of the Company and to the Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party may designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

     14. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of The Commonwealth of Massachusetts (without regard to the conflict of laws principles thereof) and applicable federal laws.
     15. Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.
     16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to the one and the same instrument.
[remainder of page intentionally left blank]

SIGNATURE PAGE
     IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed and delivered this Agreement as a sealed instrument as of the date and year first above written.
PLAN: 2003 LONG-TERM INCENTIVE PLAN
Number of Performance DSUs: 1,250,000
Issuance Schedule:

20%	250,000 shares	Shares will be issued in increments of 250,000 on a date (before December 31, 2012) when the average
20%	250,000 shares	price of Stock for any ten consecutive trading days first equals or exceeds $20.00, $22.50, $25.00,
20%	250,000 shares	$27.50 and $30.00. If a higher price target is achieved Performance DSUs corresponding to previously
20%	250,000 shares	unattained lower targets also will be earned and settled.
20%	250,000 shares

PARTICIPANT

J. Raymond Elliott

BOSTON SCIENTIFIC CORPORATION

By:

James R. Tobin, President and
Chief Executive Officer

Boston Scientific Corporation
2003 Long-Term Incentive Plan
Deferred Stock Unit Award (Performance DSUs)
June 23, 2009
J. Raymond Elliott
BOSTON SCIENTIFIC COPY
PLEASE RETURN IN THE ENVELOP PROVIDED

BOSTON SCIENTIFIC CORPORATION
DEFERRED STOCK UNIT AWARD
     This Agreement dated as of the 23rd of June, 2009 (the “Grant Date”) is by and between Boston Scientific Corporation, a Delaware corporation (the “Company”) and J. Raymond Elliott (the “Participant”), an employee of the Company or any of its affiliates or subsidiaries. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Company’s Long-Term Incentive Plan set forth on the Signature Page of this Agreement (the “Plan”).
     1. Grant of Award. The Company hereby awards to the Participant 1,250,000 shares of Performance Deferred Stock Units (“Performance DSUs”), as set forth on the signature page of this Agreement (the “Award”), each Performance DSU representing the Company’s commitment to issue to Participant one share of the Company’s common stock, par value $.01 per share (the “Stock”), subject to certain eligibility and other conditions set forth herein. The Award is granted pursuant to and is subject to the terms and conditions of this Agreement and the provisions of the Plan.
     2. Eligibility Conditions upon Award of Units. The Participant hereby acknowledges and agrees that the Performance DSUs awarded hereunder are subject to certain eligibility and other conditions set forth herein and in the Plan.
     3. Satisfaction of Performance-Based Eligibility Conditions. The Performance DSUs will be earned and settled in shares of Stock in 250,000 increments on each of the dates (occurring prior to December 31, 2012) on which, while the Participant remains employed by the Company, the Stock’s average closing price for any ten consecutive trading days equals or exceeds $20.00, $22.50, $25.00, $27.50 and $30.00. In applying the foregoing trading price thresholds, the relevant Performance DSUs will be earned and settled only on the first occasion on which the corresponding ten-day price target is attained, but if a higher price target is attained before one or more lower price targets have been attained, not only the Performance DSUs corresponding to such higher target, but also those corresponding to such previously unattained lower targets, shall be earned and settled. (By way of illustration, but not limitation, if as of a given date the Stock’s average closing price for the previous ten consecutive trading days equals $27.50 without the $20.00, $22.50 or $25.00 targets previously having been attained, one million Performance DSUs will be earned and settled as of such date). No shares of Stock shall otherwise be issued to Participant prior to the date on which the Performance DSUs are earned.
     4. Participant’s Rights in Stock. The shares of Stock if and when issued hereunder shall be registered in the name of the Participant and evidenced in the manner as the Company may determine. During the period prior to the issuance of Stock, the

Participant will have no rights of a stockholder of the Company with respect to the Stock, including no right to receive dividends or vote the shares of Stock.
     5. Termination of Employment — Eligibility Conditions. If the employment of the Participant with the Company and its affiliates or subsidiaries is terminated or Participant separates from the Company and its affiliates or subsidiaries for any reason prior to the dates on which the price targets are attained as set forth in Section 3 above, any outstanding unearned Performance DSUs that remain subject to eligibility conditions shall be void and no Stock shall be issued with respect thereto. Any Performance DSUs that have not been earned by December 31, 2012 shall be forfeited.
     6. Consideration for Stock. The shares of Stock are intended to be issued for no cash consideration.
     7. Delivery of Stock. The Company shall not be obligated to deliver any shares of Stock to be awarded hereunder until (i) all federal and state laws and regulations as the Company may deem applicable have been complied with; (ii) the shares have been listed or authorized for listing upon official notice to the New York Stock Exchange, Inc. or have otherwise been accorded trading privileges; and (iii) all other legal matters in connection with the issuance and delivery of the shares have been approved by the Company’s legal department.
     8. Tax Withholding. The Participant shall be responsible for the payment of any taxes of any kind required by any national or local law to be paid with respect to the Performance DSUs or the shares of Stock to be awarded hereunder, including, without limitation, the payment of any applicable withholding, income, social and similar taxes or obligations. Except as otherwise provided in this Section, upon the issuance of Stock or the satisfaction of any eligibility condition with respect to the Stock to be issued hereunder, the Company shall hold back from the total number of shares of Stock to be delivered to the Participant, and shall cause to be transferred to the Company, whole shares of Stock having a Fair Market Value on the date the shares are subject to issuance an amount as nearly as possible equal to (rounded to the next whole share) the Company’s withholding, income, social and similar tax obligations with respect to the Stock. To the extent of the Fair Market Value of the withheld shares, Participant shall be deemed to have satisfied Participant’s responsibility under this Section 8 to pay these obligations. The Participant shall satisfy Participant’s responsibility to pay any other withholding, income, social or similar tax obligations with respect to the Stock, and (subject to such rules as the Executive Compensation and Human Resources Committee of the Board of Directors (the “Committee”) may prescribe) may satisfy Participant’s responsibility to pay the tax obligations described in the immediately preceding sentence, by so indicating to the Company in writing at least thirty (30) days prior to the date the shares of Stock are subject to issuance and paying the amount of these tax obligations in cash to the Company within ten (10) business days following the date the Performance DSUs vest or by making other arrangements satisfactory to the Committee for payment of these obligations. In no event shall whole shares be withheld by or delivered to the Company in satisfaction of tax withholding requirements in excess of the maximum statutory tax withholding required by law. The Participant agrees to indemnify the Company against any and all liabilities, damages, costs and expenses that the Company may hereafter incur, suffer or be required to pay with respect to the payment or withholding of any taxes. The obligations of the Company under this Agreement and the Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.
     9. Investment Intent. The Participant acknowledges that the acquisition of the Stock to be issued hereunder is for investment purposes without a view to distribution thereof.
     10. Limits on Transferability. Until the eligibility conditions of this Award have been satisfied and shares of Stock have been issued in accordance with the terms of this Agreement or by action of the Committee, the Performance DSUs awarded hereunder are not transferable and shall not be sold, transferred, assigned, pledged, gifted, hypothecated or otherwise disposed of or encumbered by the Participant. Transfers of shares of Stock by the Participant are subject to the Company’s Stock Trading Policy.
     11. Award Subject to the Plan. The Award made hereunder is subject to the terms and conditions of this Agreement and the Plan, and the Participant agrees to be bound by the terms and conditions of the Agreement and the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. This Agreement may contain terms and provisions established by the Committee specifically for the Award described herein. In all other instances, in the event of a conflict between any term or provision contained in this Agreement and a term or provision of the Plan, the applicable terms and conditions of the Plan shall govern. However, no amendment of the Plan after the date hereof may adversely alter the rights of the Participant under this Agreement without the consent of the Participant.
     12. No Rights to Continued Employment. The Company’s intent to grant the shares of Stock hereunder shall not confer upon the Participant any right to continued employment or other association with the Company or any of its affiliates or subsidiaries; and this Award shall not be construed in any way to limit the right of the Company or any of its subsidiaries or affiliates to terminate the employment or other association of the Participant with the Company or to change the terms of such employment or association at any time.
     13. Legal Notices. Any legal notice necessary under this Agreement shall be addressed to the Company in care of its General Counsel at the principal executive offices of the Company and to the Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party may designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

     14. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of The Commonwealth of Massachusetts (without regard to the conflict of laws principles thereof) and applicable federal laws.
     15. Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.
     16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to the one and the same instrument.
[remainder of page intentionally left blank]

SIGNATURE PAGE
     IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed and delivered this Agreement as a sealed instrument as of the date and year first above written.
PLAN: 2003 LONG-TERM INCENTIVE PLAN
Number of Performance DSUs: 1,250,000
Issuance Schedule:

20%	250,000 shares	Shares will be issued in increments of 250,000 on a date (before December 31, 2012) when the average
20%	250,000 shares	price of Stock for any ten consecutive trading days first equals or exceeds $20.00, $22.50,
20%	250,000 shares	$25.00, $27.50 and $30.00. If a higher price target is achieved Performance DSUs corresponding
20%	250,000 shares	to previously unattained lower targets also will be earned and settled.
20%	250,000 shares

PARTICIPANT

J. Raymond Elliott

BOSTON SCIENTIFIC CORPORATION

By:

James R. Tobin, President and
Chief Executive Officer